EX-10.17 3 rcat1102forms1a1exh10_17.htm LEASE DATED JANUARY 15, 2019 BY AND BETWEEN GAMH PROPERTIES, INC. AND ROTOR RIOT LLC

Exhibit 10.17

LEASE AGREEMENT

THIS LEASE AGREEMENT is made this 15th day of January, 2019, between Gamh Properties Inc ("Landlord"), and the Tenant named below.

Tenant:	Rotor Riot LLC
Tenant's Representative, Address and Telephone:	Chad Kapper 8861 Day Avenue SW Navarre Oh 44662
Premises:	That portion of the Building, containing approximately 3,635sqft, as determined by Landlord, as shown on Exhibit A.
Project:	The Building, land, pavement and common areas of the property listed as Exhibit "B" attached hereto.
Building:	The Building located at 6457 Hazeltine National Drive Suite 105 Orlando, FL 32822
Lease Term:	Beginning on the Commencement Date and ending on the last day of the 36th full calendar month thereafter.
Commencement date:	**February 1st, 2019**
Rent Schedule:	**see Addendum 1**
Security Deposit:	**First month's rent plus security deposit ($4,091.99 + $3,853.10) = $7,945.09**
Tenant's Broker:	**Orlando Montero – Alpha Real Estate of Central Florida**
Addenda:	**Addendum 1- Rent Schedule and Landlords Work** **Addendum 2- HVAC Service agreement** **Addendum 3- Signage** **Addendum 4- Move Out Conditions** **Addendum 5- Rent Commencement Agreement**
Exhibits:	**Exhibit A- Premises Depiction** **Exhibit B- Legal Description**

1. **Granting Clause,** In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord leases to Tenant, and Tenant takes from Landlord, the Premises, to have and to hold for the Lease Term, subject to the terms, covenants and conditions of this Lease.

2. **Acceptance of Premises.** Tenant shall accept the Premises in its condition as the Commencement Date, subject to all applicable laws, ordinances, regulations, covenants and restrictions. Landlord has made no representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises are suitable for Tenant's intended purposes. Except as provided in Paragraph 10, in no event shall Landlord have any obligation for any defects in the Premises or any limitation on its use. The taking of possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken except for items that are Landlord's responsibility under Paragraph 10 and any punch list items agreed to in writing by Landlord and Tenant.

3. **Use.** The Premises shall be used only for the purpose of Office/warehouse provided, however, with Landlord's prior written consent, Tenant may also use the Premises for light manufacturing. Tenant shall not conduct or give notice of

any auction, liquidation, or going out of business sale on the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit waste, overload the floor or structure of the Premises or subject the Premises to use the would damage the Premises. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise, or vibrations to emanate from the Premises, or take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any tenants of the Project. Outside storage, including without limitation, storage of trucks and other vehicles is prohibited without Landlord's prior written consent. Tenant, at its sole expense, shall use and occupy the Premises in compliance with all laws, including, without limitation, the American With Disabilities Act, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises (collectively, "Legal Requirements"). The Premises shall not be used as a place of public accommodation under the Americans With Disabilities act or similar state statutes or local ordinances or any regulations promulgated thereunder, all as may be amended from time to time. Tenant shall, at its expense, make any alterations or modifications, within or without the Premises, that are required by Legal Requirements related to Tenant's use or occupation of the Premises. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant's or Landlord's insurance, increase the insurance risk, or cause the disallowance of any sprinkler credits. If any increase in the cost of any insurance on the Premises or the Project is caused by Tenant's use or occupation of the Premises, or because Tenant vacates the Premises, the Tenant shall pay the amount of such increase to Landlord. Any occupation of the Premises by Tenant prior to the Commencement Date shall be subject to all obligations of Tenant under this Lease.

4. **Base Rent.** Tenant shall pay Base Rent in the amount set forth above. The first months' Base Rent, the Security Deposit, and the first monthly installment of estimated Operating Expenses (as hereafter defined) shall be due and payable on the date hereof, and Tenant promises to pay to Landlord in advance, without demand, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month succeeding the Commencement Date. Payments of Base Rent for any fractional calendar month shall be prorated. All payments required to be made by Tenant to Landlord hereunder (or to such other party as Landlord may from time to time specify in writing) shall be made by immediately available federal funds, at such place, within the continental United States, as Landlord may from time to time designate to Tenant in writing. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any rent due hereunder except as may be expressly provided in this Lease. If Tenant is delinquent in any monthly installment of Base Rent or of estimated Operating Expenses for more than 5 days, Tenant shall pay to Landlord on demand a late charge equal to 8 percent of such delinquent sum. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as a penalty. Tenant shall pay as "Additional Rent" Tenant's pro-rata share of all Taxes and Operating Expenses (as such terms are defined below). The term "Additional Rent" shall also include all other sums and charges required to be paid by Tenant pursuant to the terms of this Lease

5. **Security Deposit.** The Security Deposit shall be held by Landlord as security for the performance of Tenant's obligations under this Lease. The Security deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon each occurrence of any Event of Default (hereinafter defined), Landlord may use all or part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Event of Default, without prejudice to any other remedy provided herein or provided by law. Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to its original amount. Landlord's obligation respecting the Security Deposit is that of a debtor, not a trustee; no interest shall accrue thereon. The Security Deposit shall be the property of Landlord, but shall be paid to Tenant when Tenant's obligations under this Lease have been completely fulfilled. Landlord shall be released from any obligation with respect to the Security Deposit upon transfer of this Lease and the Premises to a person or entity assuming Landlord's obligation under this Paragraph 5.

6. **Operating Expense Payments.** During each month of the Lease Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12 of the annual cost, as estimated by Landlord from time to time, of Tenant's Proportionate Share (hereinafter defined) of Operating Expenses for the Project. Payments thereof for any fractional calendar month shall be prorated. The term "Operating Expenses" means all costs and expenses incurred by Landlord with respect to the ownership, maintenance, and operation of the Project including, but not limited to costs of: RE Taxes, Insurance, utilities; fire sprinklers and fire protection systems, maintenance, repair and replacement of all portions of the Project, including without limitation, paving and parking areas, roads, roofs (including the roof membrane), alleys, and driveways, mowing, landscaping, exterior painting, utility lines, lighting, electrical systems and other mechanical and building systems; amounts paid to contractors and subcontractors for work or services performed in connection with any of

the foregoing; charges or assessments of any association to which the Project is subject; fees payable to tax consultants and attorneys for consultation and contesting taxes; property management fees payable to a property manager, water, sewer, sprinkler services, refuse and trash collection including any affiliate of Landlord, or if there is no property manager, an administration fee of 15 percent of Operating Expenses payable to Landlord; security services, if any; trash collection, sweeping and removal; and additions or alterations made by Landlord to the Project or the Building in order to comply with Legal Requirements (other than those expressly required herein to be made by Tenant) or that are appropriate to the continued operation of the Project or the Building, provided that the cost of additions or alterations that are required to be capitalized for federal income tax purposes shall be amortized on a straight line basis over a period equal to the lesser of the useful life thereof for federal income tax purposes or 10 years.

For purposes of calculating Tenant's Proportionate Share of Operating Expenses, a year shall mean a calendar year except the first year, which shall begin on the Commencement Date, and the last year, which shall end on the expiration of this Lease. With respect to Operating Expenses which Landlord allocates to the entire Project, Tenant's "Proportionate Share" shall be the percentage set forth on the first page of this Lease as Tenant's Proportionate Share of the Building as reasonably adjusted by Landlord in the future for changes in the physical size of the Premises or the Building. Landlord may equitably increase Tenant's Proportionate Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project or Building that includes the Premises or that varies with occupancy or use. The estimated Operating Expenses for the Premises set forth on the first page of this Lease are only estimates, and Landlord makes no guarantee or warranty that such estimates will be accurate.

Within ninety (90) days of the end of each calendar year ("Accounting Year"), Landlord shall deliver to Tenant an itemized breakdown certified as true and correct by an authorized representative of Landlord showing the actual costs for Taxes and Operating Expenses, and a "cost breakdown" of Operating Expenses (broken down by major categories as described in section (the "Annual Statement"). If Tenant's pro rata share of the actual costs for Taxes and/or Operating Expenses exceeds the amount paid by Tenant in any Accounting Year, then within thirty (30) days after receipt of said Annual Statement, Tenant shall pay to Landlord such excess amounts. If Tenant's pro rata share of the actual costs for Taxes and/or Operating Expenses is less than Tenant's payments for any Accounting Year, Tenant shall receive a credit against Tenant's estimated share payable in the first month after receipt by Tenant of the Annual Statement, and such subsequent months as required to exhaust said credit, or if there is no time remaining in the Term to exhaust such credit, such excess shall be refunded to Tenant.

Tenant, within thirty (30) days after receiving the Annual Statement, may give Landlord written notice ("Review Notice") that Tenant intends to review Landlord's records of the Operating Expenses and or taxes for the Annual Year to which the statement applies. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. If any records are maintained at a location other than the management office for the Project, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. If Tenant retains an agent to review Landlord's records, the agent must be with a CPA firm licensed to do business in the state or commonwealth where the Premises is located. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 90 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in reasonable detail any objection to Landlord's statement of Operating Expenses for that year. If Tenant fails to give Landlord an Objection Notice within the 90 day period or fails to provide Landlord with a Review Notice within the 30 day period described above, Tenant shall be deemed to have approved Landlord's statement of Operating Expenses and shall be barred from raising any claims regarding the Operating Expenses for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. If Landlord and Tenant determine that Operating Expenses for the Lease Year are less than reported, Landlord shall provide Tenant with a credit against the next installment of Rent in the amount of the overpayment by Tenant. Likewise, if Landlord and Tenant determine that Operating Expenses for the Lease Year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. The records obtained by Tenant shall be treated as confidential.

7. **Utilities.** Tenant shall pay for all, gas, electricity, heat, light, power, telephone, , and other utilities and services used on the Premises, all maintenance charges for utilities, and any storm sewer charges or other similar charges for utilities imposed by any governmental entity or utility provider, together with any taxes, penalties, surcharges or the like pertaining to Tenant's use of the Premises. Landlord may cause at Tenant's expense any utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay its share of all charges for jointly metered utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of utilities shall result in the termination of this Lease or the abatement of rent. Tenant agrees to limit use of water and sewer for normal restroom use.

8. **Taxes.** Landlord shall pay all taxes, assessments and governmental charges (collectively referred to as "Taxes") that accrue against the Project during the Lease Term. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens thereof. All capital levies or other taxes assessed or imposed on Landlord upon the rents payable to Landlord under this Lease and any franchise tax, any excise, transaction, sales or privilege tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the Project or any portion thereof shall be paid by Tenant to Landlord monthly in estimated installments or upon demand, at the option of Landlord, as Additional Rent; provided, however, in no event shall Tenant be liable for any net income taxes imposed on Landlord unless such net income taxes are in substitution for any Taxes payable hereunder. If any such tax or excise levied or assessed directly against Tenant, the Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises, whether levied or assessed against Landlord or Tenant.

9. **Insurance.** Landlord shall maintain all risk property insurance covering the full replacement cost of the Building, which shall be included as an Operating Cost in Tenant's Proportionate Share. Landlord may, but is not obligated to, maintain such other insurance and additional coverage's as it may deem necessary, including, but not limited to, commercial liability insurance and rent loss insurance, which shall also be included as an Operating Cost in Tenant's Proportionate Share. The Project or Building may be included in a blanket policy (in which case the cost of such insurance allocable to the Project or Building will be determined by Landlord based upon the insurer's cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant's use of the Premises.

Tenant, at its expense, shall maintain during the Lease Term: all risk property insurance covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant's expense; worker's compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; and commercial liability insurance, with a minimum of $1,000,000 per occurrence and minimum umbrella limit of $1,000,000, for a total minimum combined general liability and umbrella limit of $2,000,000 (together with such additional umbrella coverage as Landlord may reasonably require) for property damage, personal injuries, or deaths or persons occurring in or about the Premises. Landlord may from time to time require reasonable increases in any such limits. The commercial liability policies shall name Landlord as an additional insured, insure on an occurrence and not a claims-made basis, be issued by insurance companies which are reasonably acceptable to Landlord, not be cancelable unless 30 days' prior written notice shall have been given to Landlord, contain hostile fire endorsement and a contractual liability endorsement and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Such policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Lease Term and upon each renewal of said insurance.

The all risk property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, their officers, directors, employees, managers, agents invitees and contractors, in connection with any loss or damage thereby insured against. Neither party nor its officers, directors, employees, managers, agents, invitees or contractors shall be liable to the other for loss or damage caused by any risk coverable by all risk property insurance, and each party waives any claims against the other party, and its officers, directors, employees, managers, agents, invitees and contractors for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its agents, employees and contractors shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever, including without limitation, damage caused in whole or in part, directly or indirectly, by the negligence of Landlord or its agents, employees or contractors.

10. **Landlord's Repairs.** Landlord shall maintain, at its expense, the structural soundness of the roof, foundation, and exterior walls of the Building in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, its agents and contractors excluded. The term "walls" as used in this Paragraph 10 shall not include windows, glass or plate glass, doors or overhead doors, special store fronts, dock bumpers, dock plates or levelers, or office entries. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Paragraph 10, after which Landlord shall have a reasonable opportunity to repair.

11. **Tenant's Repairs.** Landlord, at Tenant's expense as provided in Paragraph 6, shall maintain in good repair and condition the parking areas and other common areas of the Building, including, but not limited to driveways, alleyways, landscape and grounds surrounding the Premises. Subject to Landlord's obligation in Paragraph 10 Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises and all areas, improvements and systems exclusively serving the Premises including, without limitation, dock and loading areas, truck doors, plumbing, water and sewer lines up to points of common connection, entries, doors, ceilings, windows, interior walls, and the interior side of demising walls, and heating, ventilation and air conditioning systems. Such repair and replacements include capital expenditures and repairs whose benefits may extend beyond the Term. Heating, ventilation and air conditioning systems and other mechanical and building systems serving the Premises shall be maintained at Tenant's expense pursuant to maintenance service contract entered into by Tenant or, at Landlord's election, by Landlord. The scope of services and contractors under such maintenance contracts shall be reasonably approved by Landlord If Tenant fails to perform any repair or replacement for which it is responsible, Landlord may perform such work and be reimbursed by Tenant within 10 days after demand therefore. Tenant shall bear the full cost of any repair or replacement to any part of the Building or Project that results from damage caused by Tenant, its agents, contractors, or invitees and any repair that benefits only the Premises.

12. **Tenant-Made Alterations and Trade Fixtures.** Any alterations, additions, or improvements made by or on behalf of Tenant to the Premises ("Tenant-Made Alterations") shall be subject to Landlord's prior written consent. Tenant shall cause, at its expense, all Tenant-Made Alterations to comply with insurance requirements and with Legal Requirements and shall construct at its expenses any alteration or modification required by Legal Requirements as a results of any Tenant-Made Alterations. All Tenant-Made Alterations shall be constructed in a good and workmanlike manner by contractors reasonably acceptable to Landlord and only good grades of materials shall be used. All plans and specifications for any Tenant-Made Alterations shall be submitted to Landlord for its approval. Landlord may monitor construction of the Tenant-Made Alterations. Tenant shall reimburse Landlord for its cost in reviewing plans and specifications and in monitoring construction. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to see that such plans and specifications or constructions comply with applicable laws, codes, rules and regulations. Tenant shall provide Landlord with the identities and mailing addresses of all persons performing work or supplying materials, prior to beginning such construction, and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all work free and clear of liens and shall provide certificates of insurance for worker's compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion on any Tenant-Made Alterations, Tenant shall deliver to Landlord sworn statements setting forth the names of all contractors and subcontractors who did work on the Tenant-Made Alterations and final lien waivers from all such contractors and subcontractors. Upon surrender of the Premises, all Tenant-Made Alterations and leasehold improvements constructed by landlord or Tenant shall remain on the Premises as Landlord's property, except to the extent Landlord requires removal at Tenant's expense of any Tenant-Made Alterations. Tenant shall repair any damage caused by such removal.

Tenant, at its own cost and expense and without Landlord's prior approval, may erect such shelves, bins, machinery and trade fixtures (collectively "Trade Fixtures") in the ordinary course of its business provided that such items do not alter the basic character of the Premises, do not overload or damage the Premises, and may be removed without injury to the Premises, and the construction, erection, and installation thereof complies with all Legal Requirements and with Landlord's requirements set forth above. Tenant shall remove its Trade Fixtures and shall repair any damage caused by such removal.

13. **Signs.** Tenant shall not make any changes to the exterior of the premises, install any exterior lights, decorations, balloons, flags, pennants, banners, or painting, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the premises, without Landlord's prior consent. Upon surrender or vacation of the Premises, Tenant shall have removed all signs and repair, paint, and/or replace the building fascia surface to which its signs are attached. Tenant shall obtain all applicable governmental permits and approvals for sign and exterior treatments. All signs, decorations, advertising media, blinds, draperies and other window treatments or bars or

other security installations visible from outside the Premises shall be subject to Landlord's approval and conform in all respects to Landlord's requirements.

14. **Parking.** Tenant shall be entitled to park in common with other tenants of the Project in those areas designated for nonreserved parking. Landlord may allocate parking spaces among Tenant and other tenants in the Project if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties.

15. **Restorations.** If at any time during the Lease Term the Premises are damaged by a fire or other casualty, Landlord shall notify Tenant within 60 days after such damage as to the amount of time Landlord reasonably estimates it will take to restore the Premises. If the restoration time estimated to exceed 6 moths, either Landlord or Tenant may elect to terminate this Lease upon notice to the other party given no later than 30 days after Landlord's notice. If neither party elects to terminate this Lease or if Landlord estimates that restoration will take 6 months or less, then, subject to receipt of sufficient insurance proceeds, Landlord shall promptly restore the Premises excluding the improvements installed by Tenant or by Landlord and paid by Tenant, subject to delays arising from the collection of insurance proceeds or from Force Majeure events. Tenant at Tenant's expense shall promptly perform, subject to delays arising from the collection of insurance proceeds, or from Force Majeure events, all repairs or restoration not required to be done by landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either party may terminate this Lease if the Premises are damaged during the last year of the Lease Term and Landlord reasonably estimates that it will take more than two (2) months to repair such damage. Base Rent and Operating Expenses shall be abated for the period of repair and restoration in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises. Such abatement shall be the sole remedy of Tenant, and except as provided herein, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

16. **Condemnation.** If any part of the Premises or the Project should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "Taking" or "Taken"), and the Taking would prevent or materially interfere with Tenant's use of the Premises or in Landlord's judgment would materially interfere with or impair its ownership or operation of the Project, then upon written notice by Landlord this Lease shall terminate and Base Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, the Base Rent payable hereunder during the unexpired Lease Term shall be reduced to such extent as may be fair and reasonable under the circumstances. In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's Trade Fixtures, if a separate award for such items is made to Tenant.

17. **Assignment and Subletting.** Without Landlord's prior written consent, Tenant shall not assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises and any attempt to do any of the foregoing shall be void and of no effect. For purposes of this paragraph, a transfer of the ownership interests controlling Tenant shall be deemed an assignment of this Lease unless such ownership interests are publicly traded. Notwithstanding the above, tenant may assign or sublet the Premises, or any part thereof, to any entity controlling Tenant, controlled Tenant or under common control with Tenant (a "Tenant Affiliate"), without the prior written consent of Landlord. Tenant shall reimburse Landlord for all of Landlord's reasonable out-of-pocket expenses in connection with any assignment or sublease. Upon Landlord's receipt of Tenant's written notice of a desire to assign or sublet the Premises, or any part thereof (other than to a Tenant Affiliate), Landlord may, by giving written to Tenant within 30 days after receipt of Tenant's notice, terminate this Lease with respect to the space described in Tenant's notice, as of the date specified in Tenant's notice for the commencement of the proposed assignment or sublease.

Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignments or subletting). In the event that the rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefore or incident thereto) exceeds the rental payable under this Lease, then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder all such excess rental and other excess consideration within 10 days following receipt thereof by Tenant.

Tenant Initials

Landlord Initials

If this Lease be assigned or if the Premises be subleased (whether in whole or in part) or in the event of the mortgage, pledge, or hypothecation of Tenant's leasehold interest or grant of any concession or license within the Premises or if the Premises be occupied in whole or in part by anyone other than Tenant, then upon a default by Tenant hereunder Landlord may collect rent from the assignee, sublessee, mortgagee, pledge, party to whom the leasehold interest was hypothecated, concessionee or licensee or other occupant and, except to the extent set forth in the preceding paragraph, apply the amount collected to the next rent payable hereunder; and all such rentals collected by Tenant shall be held in trust for Landlord and immediately forwarded to Landlord. No such transaction or collection of rent or application thereof by Landlord, however, shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of its covenants, duties, or obligations hereunder.

18. **Indemnification.** Except for the gross negligence of Landlord, its agents, employees or contractors, and to the extent permitted by law, Tenant agrees to indemnify, defend and hold harmless Landlord, and Landlord's agents, employees and contractors, from and against any and all losses, liabilities, damages, costs and expenses (including attorneys' fees) resulting from claims by third parties for injuries to any person and damage to or theft or misappropriation or loss of property occurring in or about the Project and arising from the use and occupancy of the Premises or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises or due to any other act or omission of Tenant, its subtenants, assignees, invitees, employees, contractors and agents. The furnishing of insurance required hereunder shall not be deemed to limit Tenant's obligations under this Paragraph 18.

19. **Inspection and Access.** Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord's representatives may enter the Premises during business hours for the purpose of showing the Premises to prospective purchasers and, during the last year of the Lease Term, to prospective tenants. Landlord may enter the Premises at any time in the case of an emergency. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate common areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially interferes with Tenant's use or occupancy of the Premises. At Landlord's request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions.

20. **Quiet Enjoyment.** If Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Lease Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

21. **Surrender.** Upon termination of the Lease Term or earlier termination of Tenant's right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received; broom clean, ordinary wear and tear and casualty loss and condemnation covered by Paragraphs 15 and 16 excepted. Any Trade Fixtures, Tenant-Made Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Lease Term shall survive the termination of the Lease Term, including without limitation, indemnity obligations, payment obligations with respect to Operating Expenses and obligations concerning the condition and repair of the Premises.

22. **Holding Over.** If Tenant retains possession of the Premises after the termination of the Lease Term, unless otherwise agreed in writing, such possession shall be subject to immediate termination by Landlord at any time, and all of the other terms and provisions of this Lease (excluding any expansion or renewal option or other similar right or option) shall be applicable during such holdover period, except that Tenant shall pay Landlord from time to time, upon demand, as Base Rent for the holdover period, an amount equal to double the Base Rent in effect on the termination date, computed on a monthly basis for each month or part thereof during such holding over. All other payments shall continue under the terms of the Lease. In addition, Tenant shall be liable for all damages incurred by Landlord as a result of such holding over. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Paragraph 22 shall not be construed as consent for Tenant to retain possession of the Premises.

23. **Events of Default.** Each of the following events shall be an event of default ("Event of Default") by Tenant under this Lease:

i. Tenant shall fail to pay any installment of Base Rent, Operating Expenses, Taxes, Insurance or any other payment required herein when due, and such failure shall continue for a period of 5 days from the date such payment was due.

ii. Tenant or any guarantor or surety of Tenant's obligations hereunder shall (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "proceeding for relief"); (C) become the subject of any proceeding for relief which is not dismissed within 60 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is and individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

iii. Any insurance required to be maintained by Tenant pursuant to this Lease shall be cancelled or terminated or shall expire or shall be reduced or materially changed, except, in each case, as permitted in this Lease.

iv. Tenant shall not occupy or shall vacate the Premises or shall fail to continuously operate its business at the Premises for the permitted use set forth herein, whether or not Tenant is in monetary or other default under this Lease.

v. Tenant removes, attempts to remove, or permits to be removed from the Premises, except in the usual course of trade, any of the goods, furniture, effects or other property of the Tenant brought thereon, other than de minimis items; or

vi. Tenant shall attempt or there shall occur any assignment, subleasing or other transfer of Tenant's interest in or with respect to this Lease except as otherwise permitted in this Lease.

vii. Tenant shall fail to discharge any lien placed upon the Premises in violation of this Lease within 30 days after any such lien or encumbrance is filed against the Premises.

viii. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Paragraph 23, and except as otherwise expressly provided herein, such default shall continue for more than 30 days after Landlord shall have given Tenant written notice of such default.

24. **Landlord's Remedies.** If any Event of Default occurs, the Landlord shall have the right, at the option of Landlord, to:

i. Declare the entire balance of all forms of Rent, including, but not limited to, Operating Expenses, Taxes and Insurance, due hereunder for the remainder of the term of this Lease to be due and payable and may collect the same by distress or otherwise;

ii. Terminate this Lease and any right of renewal thereof, and retake possession of the Premises; or

iii. Without terminating this Lease, re-enter and re-let the Premises, or any part thereof, with or without legal process, as the agent and for the account of Tenant, upon such terms and conditions as Landlord may deem advisable or satisfactory, in which event the rents received on such re-letting shall be applied first to the expenses of such re-letting and collection including but not limited to, necessary renovation and alterations of the Premises, reasonable attorney's fees, any real estate commissions paid, and thereafter toward payment of all sums due or to become due Landlord hereunder, and if a sufficient sum

shall not be thus realized or secured to pay such sums and other charges, (i) at Landlord's option, Tenant shall pay Landlord any deficiency immediately upon demand therefor, notwithstanding Landlord may have received periodic rental in excess of the periodic rental stipulated in this Lease in previous or subsequent rental periods, and Landlord may bring an action therefor as such deficiency shall arise, or (ii) at Landlord's option, the entire deficiency, which is subject to ascertainment for the remaining term of this Lease, shall be immediately due and payable by Tenant. Nothing herein, however, shall be construed to require Landlord to re-enter and re-let in any event. Landlord shall not, in any event, be required to pay Tenant any surplus of any sums received by Landlord on a re-letting of said Premises in excess of the rent provided in this Lease.

iv. If any Event of Default occurs, Landlord, in addition to other rights and remedies it may have, shall have the right to remove all or any part of Tenant's property from the Premises and any property removed may be stored in any public warehouse or elsewhere at the cost of, and for the account of Tenant and the Landlord shall not be responsible for the care or safekeeping thereof whether in transport, storage or otherwise, and Tenant hereby waives any and all claim against Landlord for loss, destruction and/or damage or injury which may be occasioned by any of the aforesaid acts.

v. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any such re-letting without termination, Landlord may at all times thereafter elect to terminate this Lease for such previous default. Any such re-entry shall be allowed by Tenant without hindrance, and Landlord shall not be liable in damages for any such re-entry, or guilty of trespass or forcible entry.

vi. In the event of a breach or threatened breach of any covenant of this Lease, Landlord shall have the right of injunction. Any and all rights, remedies and options given in this Lease to Landlord shall be cumulative and in addition to and without waiver of, or in derogation of, any right or remedy given to it under any law now or hereafter in effect or in equity.

vii. If Tenant shall default in the performance of any provision of this Lease on Tenant's part to be performed, Landlord may perform the same for the account of Tenant and Tenant shall promptly reimburse Landlord for any expense incurred therefore, which expenses shall be deemed to be deemed Additional Rent.

viii. It is expressly agreed that the forbearance on the part of the Landlord in the institution of any suit or entry of judgment for any part of the Rent herein reserved to the Landlord, shall in no way serve as a defense against nor prejudice a subsequent action for such Rent. The Tenant hereby expressly waives Tenant's right to claim a merger or waiver of such subsequent action in any previous suit or in the judgment entered therein. Furthermore, it is expressly agreed that claims for liquidated Basic Rent may be regarded by the Landlord, if it so elects, as separate and independent claims capable of being separately assigned.

25. **Tenant's Remedies/Limitations of Liability.** Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). All obligations of Landlord hereunder shall be construed as covenants, no conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder. All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term "Landlord" in this Lease shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Any liability of Landlord under this Lease shall be limited solely to its interest in the Project, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord.

26. **Waiver of Jury Trial.** TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

27. **Subordination.** This Lease and Tenant's interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any first mortgage, now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant agrees, at the election of the holder of any such mortgage, to attorn to any such holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination and such instruments of attornment as shall be requested by any such holder. Tenant hereby appoints Landlord attorney in fact for Tenant irrevocably (such power of attorney being coupled with an interest) to execute, acknowledge and deliver any such instrument and instruments for and in the name of the Tenant and to cause any such instrument to be recorded. Notwithstanding the foregoing, any such holder may at any time subordinate its mortgage to the Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution, delivery or recording and in that event such holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such mortgage and had been assigned to such holder. The term "mortgage" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the "holder" of a mortgage shall be deemed to include the beneficiary under a deed of trust.

28. **Mechanics' Liens.** Tenant has no express or implied authority to create or place any lien or encumbrance of any kind upon, or in any manner to bind the interest of Landlord or Tenant in, the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Landlord harmless from all loss, cost or expenses based on or arising out of asserted claims or liens against the leasehold estate or against the interest of Landlord in the Premises or under the Lease. Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises and cause such lien or encumbrance to be discharged within 30 days of the filing or recording thereof; provided, however, Tenant may contest such liens or encumbrances as long as such contest prevents foreclosure of the lien or encumbrance and Tenant causes such lien or encumbrance to be bonded or insured over in a manner satisfactory to Landlord within such 30 day period.

29. **Estoppel Certificates.** Tenant agrees, from time to time, within 10 days after request of Landlord, to execute and deliver to Landlord, or Landlord's designee, any Estoppel certificate requested by Landlord, stating that this Lease is in full force and effect, the date to which rent has been paid, that Landlord is not in default hereunder (or specifying in detail the nature of Landlord's default), the termination date of this Lease and such other matters pertaining to this Lease may be requested by Landlord. Tenant's obligation to furnish each Estoppel certificate in a timely fashion is a material inducement for Landlord's execution of this Lease. No cure or grace period provided in this Lease shall apply to Tenant's obligations to timely deliver an Estoppel certificate. Tenant hereby irrevocably appoints Landlord as its attorney in fact to execute on its behalf and in its name any such Estoppel certificate if Tenant fails to execute and deliver the Estoppel certificate within 10 days after Landlord's written request thereof. In addition to any other remedy set forth herein, if Tenant fails to execute and deliver the Estoppel certificate within 10 days after Landlord's written request thereof, Tenant shall pay to Landlord to Landlord a $500 per day liquidated damages amount to Landlord for each day beyond said 10 day period, it being understood that Landlord would be irreparably harmed by such delay and damages in connection therewith are difficult to ascertain.

30. **Environmental Requirements.** Except for Hazardous Material contained in products used by Tenant in de minimis quantities for ordinary cleaning and office purposes, Tenant shall not permit or cause any party to bring any Hazardous Material upon the Premises or transport, store, use, generate, manufacture or release any Hazardous Material in or about the Premises without Landlord's prior written consent. Tenant, at its sole cost and expense, shall operate its business in the Premises in strict compliance with all Environmental Requirements and shall remediate in a manner satisfactory to Landlord any Hazardous Materials released on or from the Project by Tenant, its agents, employees, contractors, subtenants or invitees. Tenant shall complete and certify to disclosure statements as requested by Landlord from time to time relating to Tenant's transportation, storage, use generation, manufacture or release of Hazardous Materials on the Premises. The term "Environmental Requirements" means all applicable present and future statutes, regulations ordinances, rules, codes,

judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety or environmental conditions on, under, or about the Premises or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. The term "Hazardous Materials" means and includes any substance, material, waste pollutant, or contaminant listed or defined as hazardous or toxic, under any Environmental Requirements, Tenant is and shall be deemed to be the "operator" of Tenant's "facility" and the "owner" of all Hazardous Materials brought on the Premises by Tenant, its agents, employees, contractors or invitees, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including, without limitation, diminution in value of the Premises or the Project and loss of rental income from the Project), claims, demands, actions, suits, damages (including, without limitation, punitive damages), expenses (including, without limitation, remediation, removal, repair, corrective action, or cleanup expenses), and costs (including, without limitation, actual attorneys' fees, consultant fees or expert fees and including, without limitation, removal or management of any asbestos brought into the property or disturbed in breach of the requirements of this Paragraph 30, regardless of whether such removal or management is required by law) which are brought or recoverable against, or suffered or incurred by Landlord as a result of any release of Hazardous Materials for which Tenant is obligated to remediate as provided above or any other breach of the requirements under this Paragraph 30 by Tenant, its agents, employees, contractors, subtenants, assignees or invitees, regardless of whether Tenant had knowledge of such noncompliance. The obligations of Tenant under this Paragraph 30 shall survive any termination of this Lease.

Landlord shall have access to, and a right to perform inspections and test of , the Premises to determine Tenant's compliance with Environmental Requirements, its obligations under this Paragraph 30, or the environmental condition of the Premises. Access shall be granted to Landlord upon Landlord's prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant's operations. Such inspections and tests shall be conducted at Landlord's expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and test. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant.

31. **Rules and Regulations.** Tenant shall, at all times during the Lease Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto. In the event of any conflict between said rules and regulations and other provisions of this Lease, the other terms and provisions of the Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project.

32. **Security Service.** Tenant acknowledges and agrees that, while Landlord may patrol the Project, Landlord is not providing any security services with respect to the Premises and the Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises.

33. **Force Majeure.** Landlord shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefore, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Landlord ("Force Majeure").

34. **Entire Agreement.** This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof. No representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations are superseded by this Lease. This Lease may not be amended except by an instrument in writing signed by both parties hereto.

35. **Severability.** If any clause or provision of the Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal,

invalid or unenforceable, there be added, as part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

36. **Brokers.** Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the broker, if any, set forth on the first page of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

37. **Miscellaneous.**

(a.) Any payments or charges due from Tenant to Landlord hereunder shall be considered rent for all purposes of this Lease.

(b.) If and when included within the term "Tenant," as used in this instrument, there is more than one person, firm or corporation; each shall be jointly and severally liable for the obligations of Tenant.

(c.) All notices required or permitted to be given under this Lease shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable national overnight courier service, postage prepaid, or by hand delivery addressed to the parties at their addresses below, and with a copy sent to Landlord at **7500 TPC Blvd Orlando, FL 32822.** Either party may by notice given aforesaid change its address for all subsequent notices. Except where otherwise expressly provided to the contrary, notice shall be deemed given upon delivery.

(d.) Except as otherwise expressly provided in this Lease or as otherwise required by law, Landlord retains the absolute right to withhold any consent or approval.

(e.) At Landlord's request from time to time tenant shall furnish Landlord with true and complete copies of its most recent annual and quarterly financial statements prepared by Tenant or Tenant's accountants and any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

(f.) The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.

(g.) The submission by landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(h.) Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(i.) Any amount not paid by Tenant within 5 days after its due date in accordance with the terms of this Lease shall bear interest from such due date until paid in full at the lesser of the highest rate permitted by applicable law or 15 percent per year. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlords' and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligations has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new

document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(j.) Construction and interpretation of the Lease shall be governed by the laws of the state in which the Project is located, excluding any principles of conflicts of laws.

(k.) Time is of the essence as to the performance of Tenant's obligations under this Lease.

(l.) All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. In the event of any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(m.) In the event Landlord is required to retain legal counsel to enforce the terms and provisions of this Lease, the Tenant in such action shall reimburse Landlord for any and all costs incurred by Landlord in connection therewith, including (without limitation) attorney's fees, filing fees, and court costs.

38. **Landlord's Lien/Security Interest.** Tenant hereby grants Landlord a security interest, and this Lease constitutes a security agreement, within the meaning of and pursuant to the Uniform Commercial Code of the state in which the Premises are situated as to all of tenant's property situated in, or upon, or used in connection with the Premises (except merchandise sold in the ordinary course of business) as security for all of Tenant's obligations hereunder, including, without limitation, the obligation to pay rent. Such personally thus encumbered includes specifically all trade and other fixtures for the purpose of this Paragraph and inventory, equipment, contract rights, accounts receivable and the proceeds thereof. In order to perfect such security interest, Tenant shall execute such financing statements and file the same at Tenant's expense at the state and county Uniform Commercial Code filing offices as often as Landlord in its discretion shall require; and Tenant hereby irrevocably appoints Landlord shall deem necessary. Notwithstanding the foregoing, Landlord hereby expressly subordinates any and all claim, right, lien (including, without limitation, any common law or statutory Landlord's lien), title and security interest in and to all furniture, goods, equipment and personal property of Tenant to the security interest of Tenant's purchase money lender for any such items listed in the previous sentence, if any, either existing as of the execution date of this Lease or thereafter.

39. **Liens.** Tenant shall have no power to subject Landlord's interest in the Premises to construction, mechanic's or materialmen's liens of any kind nor shall Landlord have the power to subject Tenant's interest in the Premises to any construction, mechanic's or materialmen's liens of any kind. The existence of any such lien, which lien is not discharged by Tenant or Landlord, as the case may be, or bonded off within thirty (30) days of such parties receipt of notice of filing, shall be a breach of this Lease. All contracts for work on the Premises performed on behalf of Tenant or Landlord must contain a waiver of lien by such party's contractor against the other party's interest in the Premises. All persons performing work, labor or supplying materials at the Premises on behalf of Tenant or Landlord shall look solely to the interest of such party and not to that of the other party for sums owed. Tenant and Landlord shall have the right, but not the obligation to discharge or transfer to bond any lien filed against the Premises by the other party's contractor that has not been discharged or transferred to bond within thirty (30) days from the other party's receipt of notice of the filing thereof and any reasonable cost or expense, including reasonable attorney's fees, incurred by Tenant or Landlord as a result thereof shall be due and payable within fifteen (15) days of demand therefore.

Pursuant to Section 713.10, Florida Statutes, this Lease expressly provides that the interest of Landlord shall not be subject to liens for improvements made by the Tenant, and the Tenant shall notify all contractors making any such improvements of this provision. Tenant, at the request of Landlord, agrees to execute and record among the public records of Orange County, Florida, a notice, in form and content required by Landlord, acknowledging that this Lease expressly provides that the interest of Landlord shall not be subject to liens for improvements made by Tenant and setting forth: (a) the name of the Landlord, (b) the legal description of the Premises, (c) the specific language contained in this Lease prohibiting such liability, (d) a statement that this Lease contains the language set forth above, and (e) such other provisions as Landlord may reasonably request.

40. **Radon Gas.** Radon is a naturally occurring radioactive gas, that when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT: Rotor Riot, LLC

By: [signature]
Name: Andrew Camden
Title: President

LANDLORD: Gamh Properties Inc

By: [signature]
Name: Gustavo Ardila
Title: President

WITNESS #1 AS TO TENANT:

[signature]
Cole Wynia

WITNESS #2 AS TO TENANT:

[signature]
ORLANDO MONTERO

WITNESS # 1 AS TO LANDLORD:

____

____

WITNESS # 2 AS TO LANDLORD:

____

____

STATE OF FL
COUNTY OF Orange
The foregoing instrument was acknowledged before me this 16 day of January 2019, by Andrew Camden as Manager for Rotor Riot LLC.

(Seal) JENNIFER CREEKMORE Commission # FF 222594 Expires April 21, 2019 Bonded Thru Troy Fain Insurance 800-385-7019

[signature] Jennifer Creekmore
Signature of Notary Public
Print, Type/Stamp Name of Notary

Personally known:__________
OR Produced Identification: ✓
Type of Identification Produced: MI DL

STATE OF FL
COUNTY OF Orange
The foregoing instrument was acknowledged before me this 18 day of 2019, by Gustavo Ardila as President for Gamh properties LLC.

(Seal) ISABEL CRISTINA RAMIREZ MY COMMISSION # GG 265216 EXPIRES: October 4, 2022 Bonded Thru Notary Public Underwriters

[signature]
Signature of Notary Public
Print, Type/Stamp Name of Notary

Personally known:__________
OR Produced Identification: ✓
Type of Identification Produced: FL DL

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for seeing-eye dogs, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any times. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in the conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel form the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

ADDENDUM 1

Rent Schedule and Tenant Improvements

ATTACHED TO AND A PART OF THE LEASE AGREEMENT

1. **Base Rent.** The Base Rent shall equal the following amounts for the respective periods:

SF	CAM***	Sales Tax				
3,635	$3.72	6.20%				
term	PPSF	Monthly Rent	EST CAM	Rent & CAM	Sales Tax	Total Monthly Payment
2/1/19-1/31/20	$9.00	$2,726.25	$1,126.85	$3,853.10	$238.89	$4,091.99
2/1/20-1/31/21	$9.27	$2,808.04	$1,126.85	$3,934.89	$243.96	$4,178.85
2/1/21-1/31/22	$9.55	$2,892.28	$1,126.85	$4,019.13	$249.19	$4,268.31
	***CAM is estimated and subject to change per lease					

2. **Tenant Improvements:**

Based on a mutually agreeable interior design plan, Tenant Shall utilize building standard materials a outlined on agreed upon interior design plan and shall be responsible for all interior remodeling costs.

Landlord agrees to give the Tenant an Improvement Allowance of $2,000 to install LED lighting in the Warehouse.

ADDENDUM 2

HVAC MAINTENANCE CONTRACT

ATTACHED TO AND A PART OF THE LEASE AGREEMENT

Paragraph 11, captioned "TENANT REPAIRS," is revised to include the following:

Landlord agrees to enter into and maintain through the term of the Lease, a regularly scheduled preventative maintenance/service contract for servicing all hot water, heating and air conditioning systems and equipment within the Premises. Landlord requires a qualified HVAC contractor perform this work. A certificate must be provided to the Landlord upon occupancy of the leased Premises.

The service contract must become effective within thirty (30) days of occupancy, and service visits should be performed on a quarterly basis. Landlord suggests that Tenant send the following list to a qualified HVAC contractor to be assured that these items are included in the maintenance contract:

1. Adjust belt tension;
2. Lubricate all moving parts, as necessary;
3. Inspect and adjust all temperature and safety controls;
4. Check refrigeration system for leaks and operation;
5. Check refrigeration system for moisture;
6. Inspect compressor oil level and crank case heaters;
7. Check head pressure, suction pressure and oil pressure;
8. Inspect air filters and replace when necessary;
9. Check space conditions;
10. Check condensate drains and drain pans and clean, if necessary;
11. Inspect and adjust all valves;
12. Check and adjust dampers;
13. Run machine through complete cycle.

Landlord will enter into the service contract with the HVAC company for the routine maintenance of the leased premises and the Tenant will be invoiced separately for those costs as well as the filters four times per year..

********Service Contract will be on a semi annual or annual basis and billed to Tenant when received

Any repairs outside of the maintenance agreement, including service calls, shall be paid by the Tenant. Any major repair, meaning any repair over $250.00 for each instance or replacement of the system shall be paid by the Landlord

ADDENDUM 3

SIGN SPECIFICATIONS

ATTACHED TO AND A PART OF THE LEASE AGREEMENT

Per Paragraph 13, signage at the Project is subject to restrictions as noted below.

All Tenant signage must be approved by Landlord prior to installation

ADDENDUM 4

MOVE-OUT CONDITIONS

Per Paragraph 21, Tenant is obligated to check and address prior to move-out of the Premises the following items. Landlord expects to receive the Premises in a well maintained condition, with normal wear and tear of certain areas acceptable. The following list is designed to assist Tenant in the move-out procedures but is not intended to be all inclusive.

1. All lighting is to be placed into good working order. This includes replacement of bulbs, ballasts, and lenses as needed.

2. All truck doors and dock levelers should be serviced and placed in good operating order. This would include the necessary replacement of any dented truck door panels and adjustment of door tension to insure proper operation. All door panels which are replaced need to be painted to match the Building standard.

3. All structural steel columns in the warehouse and office should be inspected for damage. Repairs of this nature should be pre-approved by the Landlord prior to implementation.

4. Heating/air-conditioning systems should be placed in good working order, including the necessary replacement of any parts to return the unit to a well maintained condition. This includes warehouse heaters and exhaust fans. Upon move-out, Landlord will have an exit inspection performed by a certified mechanical contractor to determine the condition.

5. All holes in the sheet rock walls should be repaired prior to move-out.

6. The carpets and vinyl tiles should be in a clean condition and should not have any holes or chips in them. Landlord will accept normal wear on those items provided they appear to be in a maintained condition.

7. Facilities should be returned in a clean condition which would include cleaning of the coffee bar, restroom areas, windows, and other portions of the space.

8. The warehouse should be in broom clean condition with all inventories and racking removed. There should be no protrusion of anchors form the warehouse floor and all holes should be appropriately patched. If machinery/equipment is removed, the electrical lines should be properly terminated at the nearest junction box.

9. All Exterior windows with cracks or breakage should be replaced.

10. The Tenant shall provide keys for all locks on the Premises, including front doors, rear doors, and interior doors.

11. Items that have been added by the Tenant and affixed to the Building will remain the property of Landlord, unless agreed otherwise. This would include but not limited to mini-blinds, air conditioners, electrical, water heaters, cabinets, flooring, etc. Please note that if modifications have been made to the space, such as the addition of office areas, Landlord retains the right to have the Tenant to remove these at Tenant's expense.

12. All electrical systems should be left in a safe condition that conforms to code. Bare wires and dangerous installations should be corrected prior to move-out.

13. All plumbing fixtures should be in good working order, including the water heater. Faucets and toilet should not leak

14. All dock bumpers must be left in place and well secure.

Tenant Initials ______ Landlord Initials ______

ADDENDUM 5

RENT COMMENCEMENT DATE AGREEMENT

This Rent Commencement Date Agreement ("**Agreement**") is made this 15th day of January, 2019, by and between Gamh Properties Inc, a Florida incorporated company (hereinafter referred to as "**Landlord**") and Rotor Riot LLC, (hereinafter referred to as "**Tenant**"). **WHEREAS**, Landlord and Tenant entered into that certain Lease Agreement dated 1/15/2019 (hereinafter referred to as the "**Lease**"), for certain Premises more particularly described therein;
NOW, THEREFORE, Landlord and Tenant mutually agree as follows:

1. Tenant is in possession of, and has accepted, the Premises demised by the Lease.

2. The first Lease Year shall mean the period from February 1st, 2019 to January 31st, 2020, and each Lease Year thereafter shall be from February 1st to January 31st.

3. The Rent Commencement Date of the Lease is February 1st.

4. The Effective Date of the Lease and the first day of the Term is February 1st 2019, and the Original Term of the Lease shall expire on January 31st, 2022.
5. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Agreement as of the date first set forth above.

LANDLORD: Gamh Properties Inc

By: ______________________
Print Name: Gustavo Avila
Its: ______________________

TENANT: Rotor Riot LLC

By: ______________________
Print Name: Andrew Camden
Its: ______________________

EXHIBIT "A"

Premesis



EXHIBIT "B"

Legal Description of Project:

LEE VISTA POINTE, A CONDOMINIUM 8572/4285 UNIT 2